Supplement to the
Fidelity® Global High Income Fund
Class A, Class T and Class C
June 29, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AGHI-SUM-17-01 1.9881427.100	March 1, 2017